ACCOUNTS PAYABLE AND ACCRUED LIABILITIES (Detail) - Schedule of Accounts Payable And Accrued Liabilities - USD ($)	Jan. 31, 2017	Apr. 30, 2016	Apr. 30, 2015
Payables and Accruals [Abstract]
Trade payables	$ 157,250	$ 307,316	$ 383,977
Amounts due to related parties	200,799	189,501	175,789
Interest payable on promissory notes	286,667	526,320	317,078
Total accounts payable and accrued liabilities	$ 644,716	$ 1,023,137	$ 876,844